SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 20, 2007

HealthSouth Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243 (Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On February 20, 2007, HealthSouth Corporation issued a press release entitled "HEALTHSOUTH ANNOUNCES IT IS SEEKING AMENDMENT TO ITS $2.5 BILLION SENIOR SECURED CREDIT FACILITIES AND REPRICING OF ITS EXISTING $2.0 BILLION TERM LOAN B."

A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

	By:	/s/ John P. Whittington
		Name:	John P. Whittington
		Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: February 20, 2007

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release of HealthSouth Corporation, dated February 20, 2007.